                                                                    EXHIBIT 23.2

                             ACCOUNTANTS' CONSENT

The Board of Directors and Stockholders
Intelligent Life Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                Thomas & Clough Co., P.A.

Palm Beach, Florida
March 10, 1999